- 10 -


               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  January 5, 1995

                 LEHMAN BROTHERS HOLDINGS INC.
     (Exact name of registrant as specified in its charter)

                            Delaware
         (State or other jurisdiction of incorporation)

     1-9466                        13-3216325
(Commission File Number)      (IRS Employer Identification No.)


3 World Financial Center
New York, New York            10285
(Address of principal                   (Zip Code)
executive offices)

            Registrant's telephone number, including
                   area code: (212) 526-7000

            ________________________________________


Item 5.   Other Events


1994 Fiscal Year End and Fourth Quarter Earnings

     On January 5, 1995, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its fourth quarter and year end 1994 earnings (the "Earnings Release").

     Copies of the Earnings Release follow.



Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          The following Exhibits are filed as part of this Report.



               99.1      Press Release Relating to Fourth
                         Quarter and 1994 Fiscal Year End Earnings

               99.2      Selected Statistical Information

               99.3      Consolidated Statement of Operations
                         (Three Months Ended November 30, 1994)
                    (Preliminary and Unaudited)

               99.4      Consolidated Statement of Operations
                         (Eleven Months Ended November 30, 1994)
                    (Preliminary and Unaudited)



     The Exhibit Index to this Report is incorporated herein by reference.



                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LEHMAN BROTHERS HOLDINGS INC.




                                  By:  ________________________
                                   Robert Matza
                                   Chief Financial Officer
                                   (Principal Financial Officer)



Date:  January 6, 1995




                                  EXHIBIT INDEX



Exhibit No.              Exhibit


Exhibit 99.1                       Press Release Relating to
                              Fourth Quarter 1994 Earnings

Exhibit 99.2                       Selected Statistical Information

Exhibit 99.3                       Consolidated Statement of
                    Operations (Three Months Ended November 30, 1994) (Preliminary and Unaudited)

Exhibit 99.4                       Consolidated Statement of
                    Operations
                              (Eleven Months Ended November 30, 1994)
                    (Preliminary and Unaudited)


                                                                    Exhibit 99.1

For Immediate Release         MEDIA CONTACT: Steven H. Faigen
                                        (212) 526-4379

                         INVESTOR CONTACT:   Shaun Butler
                                        (212) 526-8381


                  LEHMAN BROTHERS REPORTS 1994 FISCAL YEAR END
                           AND FOURTH QUARTER EARNINGS

NEW YORK, January 5, 1995 _ Lehman Brothers Holdings Inc. (NYSE: LEH) today reported net income of $46 million or $0.32 per share of common stock for the fourth quarter ended November 30, 1994.

By comparison, the Firm reported net income of $22 million for the third quarter of 1994 and $114 million for the fourth quarter of 1993.

Lehman Brothers also reported net income of $113 million or $0.69 per share of common stock for the 11 months comprising its 1994 fiscal year. Net income attributable to the Lehman Businesses for the 12 months ended December 31, 1993 totaled $355 million.

Richard S. Fuld, Jr., Chairman and Chief Executive Officer, said: "Despite a difficult business environment that has prevailed since early 1994, Lehman Brothers maintained its franchise positions in its core origination, trading and advisory businesses. The Firm also made considerable progress in executing its global business strategy."

Net revenues for the fourth quarter (total revenues less interest expense) were $708 million versus $719 million in the third quarter of 1994 and $899 million in the fourth quarter of 1993. Principal transactions revenue continued to be adversely affected by market volatility and weaker customer volume in many product lines. Investment banking revenues reflected lower fixed income and equity origination activity offset, in part, by improved results from strategic advisory activities.

Mr. Fuld continued: "Our fourth quarter results begin to show the impact of the year-long Firmwide effort to reduce expenses, which have declined from both last year's fourth quarter as well as from all quarters in 1994. Total expenses in the current period, for example, are $43 million lower than in the third quarter. This improvement has been achieved through a combination of headcount reduction, tighter controls on purchased goods and services and a rationalization of the systems and services that support the Firm's businesses. While we have made progress on costs, reducing them further remains a top priority in 1995."

Non-interest expenses were $643 million, reflecting a 6% decrease from the third quarter of this year and a 13% decrease from last year's fourth quarter. Compensation and benefits were $356 million, an 8% decrease from the third quarter of 1994 and a 20% decrease from the prior year's fourth quarter. Non-interest expenses, excluding compensation and benefits, decreased 4% from the third quarter of 1994 and 2% versus the fourth quarter of 1993. At the end of the fourth quarter, the Firm's headcount was 8,512 versus a peak of 9,400 employees reached during the first quarter of 1994.

For the 11 months ended November 30, 1994, the Firm reported net revenue of $2,738 million. Although the reporting periods are not comparable, net revenue of $3,555 million was attributable to the Lehman Businesses for the 12 months ended December 31, 1993. Non-interest operating expenses for fiscal 1994 were $2,497 million, versus $2,958 million for the Lehman Businesses in 1993. Compensation and benefits expenses were $1,413 million in fiscal 1994 versus $1,825 million for the Lehman Businesses in 1993.

As of December 31, 1994, Lehman Brothers was ranked the number three underwriter of debt and equity worldwide and the number two underwriter of debt and equity in the U.S., according to Securities Data Company. Lehman Brothers also ranked third in the number of mergers and acquisitions completed globally in 1994.

As of November 30, 1994, Lehman Brothers' stockholders' equity was $3,395 million and total capital (stockholders' equity and long-term debt) was $14,716 million.

Lehman Brothers is a global investment bank with leadership positions in corporate and municipal finance and advisory services, and in securities sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals, through offices in major financial centers worldwide.

                                                                    Exhibit 99.2
LEHMAN BROTHERS HOLDINGS INC.                                         Year End
1994
SELECTED STATISTICAL INFORMATION
(Preliminary and Unaudited)
(dollars in millions, except per share data)


              Eleve   Twelv
                n       e                 Quarters Ended
              Month   Month
                s       s
               1994   1993   11/30/94     8/31/94     6/30/94   3/31/9  12/31/9
               (a)     (b)                                        4      3 (b)

Income
Statement

Net Revenues   $2,73  $3,55    $    708     $   719     $   719      $  $   899
                   8      5                                        868
Non-Interest
Expenses:
Compensation
and Benefits   1,413  1,825         356         388         364    450      443
Non-Personnel
Expenses       1,084  1,133         287         298         305    297      293
After-Tax
Income from
Operations
(excluding
special
charges)         156    376          46          22          32     73      114
Special
Charges
(after-tax):
Spin-Off
Expenses        (12)                                       (12)
Severance
Charge          (18)                                              (18)
Accounting
Change          (13)                                              (13)
Non-Core
Reserves               (21)
Net Income       113    355          46          22          20     42      114


Financial
Ratios (%)
Return on
Common Equity
(annualized)     4.0    N/A         5.2         1.6         2.8    N/A      N/A
Pre-Tax
Operating
Margin
(excluding
special
charges)         8.8   16.8         9.1         4.6         6.8   14.0     18.1
Compensation
&
Benefits/Net    51.6   51.4        50.3        53.9        50.7   51.8     49.2
Revenues (c)
Effective Tax
Rate (d)        33.7   37.1        29.2        35.1        34.6   38.0     29.8


Balance Sheet
Total Assets                   $111,000    $121,246    $118,511 $112,2  $100,62
(e)                                                                 77        4
Total Assets
Excluding
Matched Book                     73,000      76,677      74,375 71,147   54,428
(f)
Common
Stockholders'
Equity                            2,687       2,652       2,602  1,275    1,294
Total
Stockholders'
Equity                            3,395       3,360       3,310  2,033    2,052
Total Capital
(long-term
debt plus
stockholders'
equity)                          14,716      14,187      13,877 12,608   11,951
Book Value
per Common                        24.35       23.97       24.65    N/A      N/A
Share (g)


Other Data
(#s)
Common Stock
Outstanding                 104,537,690   105,528,91  105,554,7    N/A      N/A
                                                   4         48
Employees                         8,512       8,926       8,948  9,292    9,300


(a) The results for the month of June 1994 are reflected in both the second and third quarters of 1994. Thus the four quarters of 1994 are not additive.
(b)  The 1993 amounts represent the Lehman Businesses.
(c) For the period ended March 31, 1994, compensation expense excludes the pre-tax severance charge of $33 million.
(d) For the eleven months 1994 and the period ended June 30, 1994, the actual tax rates were 34.9% and 41.6%, respectively, reflecting the non-deductibility of certain spin-off expenses.
(e) Reflects the FIN 39 adjustment to reported assets of $80.5 billion at December 31, 1993.
(f)  Matched book is defined as securities purchased under agreements to resell.
(g) Beginning August 31, 1994 this calculation includes restricted stock units granted to employees under the 1994 Lehman Stock Award Program. At November 30, 1994, this calculation also includes restricted stock units issuable to executive officers under the same plan.


                                                                    Exhibit 99.3

LEHMAN BROTHERS HOLDINGS INC.                                     Year End 1994
CONSOLIDATED STATEMENT OF
OPERATIONS
(Preliminary and Unaudited)
(In millions, except per share
data)


                                Three        Three Months Ended
                               Months    December 31, 1993 (Note 1)   Percenta
                                Ended                                   ge of
                              November                                 Dollar
                                 30,                                   Change
                                1994      Lehman     Businesses       Inc/(Dec
                                        Businesses      Sold          ) Lehman
                                        Total                         Business
                                                                         es
Revenues:
Principal transactions            $ 291     $ 382               $ 382   (24)%
Investment banking                  151       246                 246   (39)
Commissions                         112       127                 127   (12)
Interest and dividends            2,214     1,451               1,451    53
Other                                27        20                  20    35
Total revenues                    2,795     2,226               2,226    26
Interest expense                  2,087     1,327               1,327    57
Net revenues                        708       899                 899   (21)
Non-interest expenses:
Compensation and benefits           356       443                 443   (20)
Brokerage, commissions and
clearance fees                       64        68                  68    (6)
Communications                       48        47                  47     2
Professional services                45        45                  45
Occupancy and equipment              46        42                  42    10
Business development                 31        33                  33    (6)
Depreciation and amortization        30        32                  32    (6)
Other                                23        26                  26   (12)
Total non-interest expenses         643       736                 736   (13)
Income before taxes                  65       163                 163   (60)
Provision for income taxes           19        49                  49   (61)
Net income                          $46      $114                $114   (60)
Net income applicable to            $35      $102                $102   (66)
common stock

Number of shares used in per      110.6                         105.7
share computation(Note 2)


Earnings per common share         $0.32                         $0.97



Note 1:Certain prior period amounts have been reclassified to conform to the current year's presentation.
Note 2:Pursuant to SEC requirements, the number of common shares used in the 1993 calculation of earnings per share includes shares issued in the spin-off.

                                                                    Exhibit 99.4


LEHMAN BROTHERS HOLDINGS INC.                                    Year End 1994
CONSOLIDATED STATEMENT OF OPERATIONS
(Preliminary and Unaudited)
(In millions, except per share data)


                                     Eleven          Twelve Months Ended
                                     Months    December 31, 1993 (Note 1)
                                      Ended
                                    November    Lehman    Businesses
                                       30,     Businesse     Sold       Total
                                       1994        s

Revenues:
Principal transactions                  $1,345    $1,732      $  323     $2,055
Investment banking                         572       802         170        972
Commissions                                445       488         828      1,316
Interest and dividends                   6,761     5,679         161      5,840
Other                                       67        79         412        491
Total revenues                           9,190     8,780       1,894     10,674
Interest expense                         6,452     5,225         143      5,368
Net revenues                             2,738     3,555       1,751      5,306
 Non-interest expenses:
Compensation and benefits                1,413     1,825       1,164      2,989
Brokerage, commissions and                 243       256         (20)       236
clearance fees
Communications                             184       188         130        318
Professional services                      166       161          42        203
Occupancy and equipment                    160       164          93        257
Business development                       116       127          34        161
Depreciation and amortization              116       111          46        157
Other                                       99       126         145        271
Severance charge                            33
Spin-off expenses                           15
Loss on sale of Shearson                                         535        535
Reserves for non-core businesses                      32         120        152
   Total non-interest expenses           2,545     2,990       2,289      5,279
Income (loss) from continuing
operations before taxes and
cumulative effect of change in             193       565       (538)         27
accounting principle
Provision for income taxes                  67       210         108        318
Income (loss) from continuing
operations before cumulative
effect of change in accounting             126       355       (646)      (291)
principle
Income from discontinued
operations, net of taxes:
Income from operations                                            24         24
Gain on disposal                                                 165        165
Net income from discontinued                                     189        189
operations
Income (loss) before cumulative
effect of change in accounting             126       355       (457)      (102)
principle
Cumulative effect of change in
accounting principle                      (13)
Net income (loss)                       $  113    $  355    $  (457)   $  (102)
Net income (loss) applicable to
common stock                            $   75    $  307    $  (457)   $  (150)
Number of shares used in per share
computation (Note 2)                     108.0                            105.7
Earnings per common share:
Income (loss) from continuing
operations before cumulative
effect of change in accounting          $ 0.81                         $ (3.20)
principle
Discontinued operations                                                   1.79
Cumulative effect of change in
accounting principle                   (0.12)
Net income (loss)                      $ 0.69                          $ (1.41)

Note 1:Certain prior period amounts have been reclassified to conform to the current year's presentation.
Note 2:Pursuant to SEC requirements, the number of common shares used in the calculations of earnings per share includes shares issued in the spin-off.